SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 15, 1998.
                                                         ---------------

                                OMI Trust 1997-D
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


         Pennsylvania               333-31441               23-7931974
  -------------------------------------------------------------------------
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

               c/o PNC Bank, National Association
               Corporate Trust Department
               Attention:  Judy Wisniewskie
               1700 Market Street
               Philadelphia, Pennsylvania                  19103
           --------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872
                                                           --------------

================================================================================
           (Former name or former address, if changed since last report.)

                               OMI TRUST 1997-D

                                   FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

      OMI Trust 1997-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1997-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits

            20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 1998.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

                                  Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OMI TRUST 1997-D, Registrant

                              By:  Oakwood Acceptance Corporation,
                                   as servicer


August 23, 1998               /s/ DOUGLAS R. MUIR
                              --------------------------

                                 Douglas R. Muir
                                 Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                              Numbered Pages
                                                          --------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on August 15, 1998.......................... 5-10


      OAKWOOD MORTGAGE INVESTORS, INC. 1997-D
      OAKWOOD ACCEPTANCE CORP. -  SERVICER
      REMITTANCE REPORT
      REPORTING MONTH:       Jul-98


                             Scheduled Principal Balance of Contracts
      ----------------------------------------------------------------------------------------------------------

      Beginning                                                               Ending         Scheduled
      Principal        Scheduled    Prepaid      Liquidated   Contracts       Principal      Gross
      Balance          Principal    Principal    Principal    Repurchased     Balance        Interest
      ----------------------------------------------------------------------------------------------------------


      236,121,083.98 (338,244.76) (1,425,138.60) (689,090.72)        0.00  233,668,609.90   2,019,646.02
      ==========================================================================================================







                                       Certificate Account
      ---------------------------------------------------------------------------------------

         Beginning             Deposits                         Investment        Ending
          Balance       Principal     Interest   Distributions   Interest         Balance
      ---------------------------------------------------------------------------------------

        1,293,506.10  2,443,465.24  2,003,795.14 (4,088,407.93)  3,827.80      1,656,186.35
      =======================================================================================





                                                               REPORT DATE:  July 12, 1998
                                                               POOL REPORT # 9
                                                               Page 1 of 6






                       Scheduled                                     Amount
       Servicing       Pass Thru      Liquidation     Reserve     Available for    Limited         Total
       Fee             Interest         Proceeds     Fund Draw    Distribution    Guarantee     Distribution
       -----------------------------------------------------------------------------------------------------

       196,767.57     1,822,878.45    487,162.22           0.00   4,270,191.60         0.00     4,270,191.60
       =====================================================================================================





                  P&I Advances at Distribution Date
       --------------------------------------------------------

          Beginning      Recovered      Current      Ending
           Balance        Advances      Advances     Balance
       --------------------------------------------------------

        1,239,420.51   1,179,679.98  1,356,380.17  1,416,120.70
       ========================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1997-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                Jul-98


Class B Crossover Test                                 Test Met?
------------------------------------------             ----------

(a) Remittance date on or after June 2002                  N

(b) Average 60 day Delinquency rate <= 5%                  Y

(c) Average 30 day Delinquency rate <= 7%                  Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

           Jun 2002- Nov 2003          7%                  N
           Dec 2003-Nov 2004           8%                  N
           Dec. 2004 and thereafter    9%                  N



(e) Current realized loss ratio <=     2.75%               Y

(f) Does Subordinated Certificate percentage equal or
    exceed                             35.438%
    of Pool Scheduled Principal Balance

           Beginning M balance              17,037,000.00
           Beginning B-1 balance            23,977,000.00
           Beginning B-2 balance            10,096,252.00
                                          ---------------
                                            51,110,252.00
                                          ---------------
           Divided by beginning pool
           balance                         236,121,083.98
                                                  21.646%  N






                REPORT DATE:  July 12, 1998
                POOL REPORT #9

                Page 2 of 6


Average 60 day delinquency ratio:

                    Over 60s       Pool Balance      %
                -----------------------------------------

Current Mo         7,829,676.07   233,668,609.90   3.35%
1st Preceding Mo   7,242,658.54   236,121,083.98   3.07%
2nd Preceding Mo   6,064,488.83   238,164,064.87   2.55%
                                      Divided by     3
                                                ---------
                                                   2.99%
                                                =========

Average 30 day delinquency ratio:


                   Over 30s        Pool Balance      %
                -----------------------------------------

Current Mo        12,105,340.28   233,668,609.90   5.18%
1st Preceding Mo  13,013,626.99   236,121,083.98   5.51%
2nd Preceding Mo  11,492,767.27   238,164,064.87   4.83%
                                      Divided by     3
                                                ---------
                                                   5.17%
                                                =========

Cumulative loss ratio:

                Cumulative losses     742,855.57
                                  -----------------
Divided by Initial Certificate
  Principal                       252,393,252.00  0.294%
                                                =========



Current realized loss ratio:
                    Liquidation        Pool
                       Losses        Balance
                ------------------------------

Current Mo           201,928.50   233,668,609.90
1st Preceding Mo     143,054.90   236,121,083.98
2nd Preceding Mo     157,072.05   238,164,064.87
                                                   0.854%
                                                 =========


      OAKWOOD MORTGAGE INVESTORS, INC. 1997-D
      OAKWOOD ACCEPTANCE CORP. -  SERVICER
      REMITTANCE REPORT
      REPORTING MONTH:               Jul-98



                                       Delinquency Analysis

                                       31 to 59 days      60 to 89 days    90 days and Over
                No. of  Principal           Principal          Principal         Principal
                Loans   Balance       #     Balance      #     Balance      #     Balance
                ----------------------------------------------------------------------------


Excluding Repos 6,282  230,156,191.86 128  4,007,205.54  63  2,072,836.83  68  2,569,327.01

          Repos   103    3,512,418.04   8    268,458.67  12    382,783.64  81  2,804,728.59
                ----------------------------------------------------------------------------

          Total 6,385  233,668,609.90 136  4,275,664.21  75  2,455,620.47 149  5,374,055.60
                ============================================================================




                                                               REPORT DATE:  July 12, 1998
                                                               POOL REPORT #     9
                                                               Page 3 of 6




                                                         Repossession Analysis
                         Active Repos            Reversal     Current Month
   Total Delinq.         Outstanding           (Redemption)     Repos           Cumulative Repos
         Principal           Principal          Principal          Principal           Principal
  #       Balance      #     Balance      #      Balance     #     Balance       #     Balance
--------------------------------------------------------------------------------------------------

 259   8,649,369.38   103  3,512,418.04   -2   (53,286.05)   39   1,389,038.85  210   6,544,140.90

 101   3,455,970.90
----------------------

 360  12,105,340.28
======================

5.6%          5.18%
======================




OAKWOOD MORTGAGE INVESTORS, INC. 1997-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:           Jul-98

REPOSSESSION LIQUIDATION REPORT



                         Liquidated                                                          Net
 Account    Customer     Principal       Sales     Insur.      Total    Repossession     Liquidation    Unrecov.
 Number       Name        Balance      Proceeds    Refunds   Proceeds    Expenses          Proceeds     Advances
-------------------------------------------------------------------------------------------------------------------
126171-8  Gonzales, D       9,833.96    2,500.00      0.00    2,500.00     500.00          2,000.00      2,619.29
128948-7  Edmonds, T       31,388.98   30,500.00    444.96   30,944.96   4,910.00         26,034.96      2,937.91
129063-4  McRae, A         18,807.70   19,000.00    124.49   19,124.49   4,910.00         14,214.49      1,513.08
129701-9  Rawlins, D       25,338.06   24,650.00    150.06   24,800.06   4,910.00         19,890.06      2,040.30
129836-3  Amburgey, C      44,338.36   43,650.00  1,043.76   44,693.76   8,720.00         35,973.76      3,589.71
130318-9  Balderas, N      27,736.56   27,400.00    419.76   27,819.76   4,910.00         22,909.76      2,351.31
130330-4  Otero, M         35,623.83   34,400.00    295.47   34,695.47   4,910.00         29,785.47      2,371.16
130783-4  Horton, A        32,239.35   29,900.00      0.00   29,900.00   4,910.00         24,990.00      2,452.53
131044-0  Hayes, V         43,023.70   43,500.00    129.24   43,629.24   8,720.00         34,909.24      2,612.26
131261-0  Thornburg, S     28,008.68   24,400.00  2,685.71   27,085.71   4,910.00         22,175.71      2,408.75
132580-2  Cera, C          47,625.34   48,618.33    227.67   48,846.00   8,720.00         40,126.00      4,636.09
133508-2  Hendrix, A       21,614.33   19,400.00  1,896.70   21,296.70   4,910.00         16,386.70      2,889.97
134051-2  Rick Sr, D       30,678.28   27,500.00    747.00   28,247.00   4,910.00         23,337.00      2,154.80
134071-0  Taylor, T        28,890.29   26,000.00      0.00   26,000.00   4,910.00         21,090.00      1,640.39
134288-0  Ponce, J         28,833.61   25,500.00    884.25   26,384.25   4,910.00         21,474.25        977.48
134463-9  Vigil, D         25,228.95   25,500.00    779.01   26,279.01   4,910.00         21,369.01      1,998.06
134631-1  French, T        24,526.63   24,200.00    107.26   24,307.26   4,910.00         19,397.26      2,258.68
134651-9  Allen, J          8,062.21   12,500.00    202.40   12,702.40   4,910.00          7,792.40      2,142.86
135848-0  Wenderoth, J     41,408.11   42,650.00    513.85   43,163.85   8,720.00         34,443.85      2,058.29
136408-2  Blankenship, J   24,123.27   21,355.00  1,056.98   22,411.98   4,910.00         17,501.98      2,455.92
136466-0  Miller, J        19,503.32   22,000.00    290.69   22,290.69   4,910.00         17,380.69      1,837.96
136753-1  Valentine, L     22,221.26   21,251.00    251.72   21,502.72   4,910.00         16,592.72      1,729.58
136975-0  Murphy, S        20,845.39   19,400.00  1,667.47   21,067.47   4,910.00         16,157.47      2,254.91
137208-5  Carter, J        25,681.19   24,800.00    670.32   25,470.32   4,910.00         20,560.32      1,502.00
137953-6  Jernigan, B      23,509.36   22,300.00    408.96   22,708.96   4,910.00         17,798.96      1,696.55
                       --------------------------------------------------------------------------------------------
                          689,090.72  662,874.33 14,997.73  677,872.06 133,580.00        544,292.06     57,129.84
                       ============================================================================================
Count               25



                                                                REPORT DATE:  July 12, 1998
                                                               POOL REPORT 9

                                                                                Page 4 of 6





                                           Net       Current
 Account    Customer    FHA Insurance  Pass Thru  Period Net  Cumulative
 Number       Name        Coverage     Proceeds   Gain/(Loss) Gain/(Loss)
-------------------------------------------------------------------------

126171-8  Gonzales, D        0.00       (619.29) (10,453.25)
128948-7  Edmonds, T         0.00     23,097.05   (8,291.93)
129063-4  McRae, A           0.00     12,701.41   (6,106.29)
129701-9  Rawlins, D         0.00     17,849.76   (7,488.30)
129836-3  Amburgey, C        0.00     32,384.05  (11,954.31)
130318-9  Balderas, N        0.00     20,558.45   (7,178.11)
130330-4  Otero, M           0.00     27,414.31   (8,209.52)
130783-4  Horton, A          0.00     22,537.47   (9,701.88)
131044-0  Hayes, V           0.00     32,296.98  (10,726.72)
131261-0  Thornburg, S       0.00     19,766.96   (8,241.72)
132580-2  Cera, C            0.00     35,489.91  (12,135.43)
133508-2  Hendrix, A         0.00     13,496.73   (8,117.60)
134051-2  Rick Sr, D         0.00     21,182.20   (9,496.08)
134071-0  Taylor, T          0.00     19,449.61   (9,440.68)
134288-0  Ponce, J           0.00     20,496.77   (8,336.84)
134463-9  Vigil, D           0.00     19,370.95   (5,858.00)
134631-1  French, T          0.00     17,138.58   (7,388.05)
134651-9  Allen, J           0.00      5,649.54   (2,412.67)
135848-0  Wenderoth, J       0.00     32,385.56   (9,022.55)
136408-2  Blankenship, J     0.00     15,046.06   (9,077.21)
136466-0  Miller, J          0.00     15,542.73   (3,960.59)
136753-1  Valentine, L       0.00     14,863.14   (7,358.12)
136975-0  Murphy, S          0.00     13,902.56   (6,942.83)
137208-5  Carter, J          0.00     19,058.32   (6,622.87)
137953-6  Jernigan, B        0.00     16,102.41   (7,406.95)
                       --------------------------------------
                             0.00    487,162.22 (201,928.50) (742,855.57)
                       ==================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                  Jul-98

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                               Original         Beginning         Beginning     Current      Current          Ending
          Cert.               Certificate      Certificate        Carryover    Principal    Principal        Carryover
          Class                Balances         Balances          Principal       Due          Paid          Principal
----------------------------------------------------------------------------------------------------------------------


A-1                           46,940,000.00   30,667,831.68           0.00  2,452,474.08   2,452,474.08          0.00
A-1 Outstanding Writedown              0.00            0.00                         0.00

A-2                           46,290,000.00   46,290,000.00           0.00          0.00           0.00          0.00
A-2 Outstanding Writedown              0.00            0.00                         0.00

A-3                           30,260,000.00   30,260,000.00           0.00          0.00           0.00          0.00
A-3 Outstanding Writedown              0.00            0.00                         0.00

A-4                           15,340,000.00   15,340,000.00           0.00          0.00           0.00          0.00
A-4 Outstanding Writedown              0.00            0.00                         0.00

A-5                           62,453,000.00   62,453,000.00           0.00          0.00           0.00          0.00
A-5 Outstanding Writedown              0.00            0.00                         0.00

M                             17,037,000.00   17,037,000.00           0.00          0.00           0.00          0.00
M Outstanding Writedown                0.00            0.00                         0.00

B-1                           23,977,000.00   23,977,000.00           0.00          0.00           0.00          0.00
B-1 Outstanding Writedown              0.00            0.00                         0.00

B-2                           10,096,252.00   10,096,252.00           0.00          0.00           0.00          0.00
B-2 Outstanding Writedown              0.00            0.00                         0.00


                           -------------------------------------------------------------------------------------------

                             252,393,252.00  236,121,083.68           0.00  2,452,474.08   2,452,474.08          0.00
                           ===========================================================================================





                                         REPORT DATE:  July 12, 1998
                                         POOL REPORT #  9

                                         Page 5 of 6





                                             Ending                      Principal Paid
          Cert.               Writedown     Certificate          Pool      Per $1,000
          Class                Amounts        Balances          Factor    Denomination
---------------------------------------------------------------------------------------


A-1                             0.00      28,215,357.60          60.10941%   52.25
A-1 Outstanding Writedown       0.00               0.00           0.00        0.00

A-2                             0.00      46,290,000.00         100.00000%    0.00
A-2 Outstanding Writedown       0.00               0.00           0.00        0.00

A-3                             0.00      30,260,000.00         100.00000%    0.00
A-3 Outstanding Writedown       0.00               0.00           0.00        0.00

A-4                             0.00      15,340,000.00         100.00000%    0.00
A-4 Outstanding Writedown       0.00               0.00           0.00        0.00

A-5                             0.00      62,453,000.00         100.00000%    0.00
A-5 Outstanding Writedown       0.00               0.00           0.00        0.00

M                               0.00      17,037,000.00         100.00000%    0.00
M Outstanding Writedown         0.00               0.00           0.00        0.00

B-1                             0.00      23,977,000.00         100.00000%    0.00
B-1 Outstanding Writedown       0.00               0.00           0.00        0.00

B-2                             0.00      10,096,252.00         100.00000%    0.00
B-2 Outstanding Writedown       0.00               0.00           0.00        0.00


                           -----------------------------

                                0.00     233,668,609.60
                           =============================





OAKWOOD MORTGAGE INVESTORS, INC. 1997-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                7/31/98


CERTIFICATE INTEREST ANALYSIS


                                                                                                           Interest Paid
      Certificate          Remittance  Beginning     Current        Total          Interest       Ending     Per $1,000
         Class                Rate     Balance      Accrual         Paid          Shortfall      Balance    Denomination
                        -------------------------------------------------------------------------------------------------


A-1                             5.77625%   0.00    152,541.58      152,541.58          0.00         0.00        4.97
A-1  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
A-1  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

A-2                             6.35000%   0.00    244,951.25      244,951.25          0.00         0.00        5.29
A-2  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
A-2  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

A-3                             6.50000%   0.00    163,908.33      163,908.33          0.00         0.00        5.42
A-3  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
A-3  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

A-4                             6.72500%   0.00     85,967.92       85,967.92          0.00         0.00        5.60
A-4  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
A-4  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

A-5                             6.95000%   0.00    361,706.96      361,706.96          0.00         0.00        5.79
A-5  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
A-5  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

M                               6.95000%   0.00     98,672.63       98,672.63          0.00         0.00        5.79
M  Carryover Interest           0.00       0.00          0.00            0.00          0.00         0.00        0.00
M  Writedown Interest           0.00       0.00          0.00            0.00          0.00         0.00        0.00

B-1                             7.32500%   0.00    146,359.60      146,359.60          0.00         0.00        6.10
B-1  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
B-1  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

B-2                             7.55000%   0.00     63,522.25       63,522.25          0.00         0.00        6.29
B-2  Carryover Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00
B-2  Writedown Interest         0.00       0.00          0.00            0.00          0.00         0.00        0.00

Limited Guarantee                          0.00          0.00            0.00          0.00         0.00

X                                    540,927.07    505,247.93      303,319.43    201,928.50   742,855.57

R                                          0.00          0.00            0.00          0.00         0.00

Service Fee                                0.00    196,767.57      196,767.57          0.00         0.00
                                  -----------------------------------------------------------------------

                                  -----------------------------------------------------------------------
                                     540,927.07  2,019,646.02    1,817,717.52    201,928.50   742,855.57
                                  =======================================================================






                              REPORT DATE:  July 12, 1998
                              POOL REPORT #   9

                              Page 6 of 6






      Certificate                   Cert.            TOTAL
         Class                      Class        DISTRIBUTION
                           -------------------------------------


A-1                                  A-1           2,605,015.66
A-1  Carryover Interest
A-1  Writedown Interest

A-2                                  A-2             244,951.25
A-2  Carryover Interest
A-2  Writedown Interest

A-3                                  A-3             163,908.33
A-3  Carryover Interest
A-3  Writedown Interest

A-4                                  A-4              85,967.92
A-4  Carryover Interest
A-4  Writedown Interest

A-5                                  A-5             361,706.96
A-5  Carryover Interest
A-5  Writedown Interest

M                                     M               98,672.63
M  Carryover Interest
M  Writedown Interest

B-1                                  B-1             146,359.60
B-1  Carryover Interest
B-1  Writedown Interest

B-2                                  B-2              63,522.25
B-2  Carryover Interest
B-2  Writedown Interest

Limited Guarantee              Limited Guarantee           0.00

X                                     X              303,319.43

R                                     R                    0.00

Service Fee                                          196,767.57
                                                  --------------


                                                   4,270,191.60
                                                  ==============